UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2025 (February 11, 2025)

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Spirit Airlines, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-35186	38-1747023
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1731 Radiant Drive

Dania Beach, Florida 33004

(Address of principal executive offices, including zip code)

(954) 447-7920

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SAVE(1)	New York Stock Exchange

(1) On December 5, 2024, the New York Stock Exchange (“NYSE”) filed a Form 25 for Spirit Airlines, Inc., a Delaware corporation (the “Company”) in connection with the delisting of the common stock, par value $0.0001, of the Company (the “Common Stock”) from NYSE. The delisting became effective ten days after the Form 25 was filed. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing of the Form 25. The Common Stock began trading on the OTC Pink Market on November 19, 2024 under the symbol “SAVEQ”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On February 11, 2025, Spirit Airlines, Inc. (the “Company”) issued a press release titled “Spirit Airlines Proceeds With Standalone Recapitalization; Rejects Most Recent Proposal from Frontier,” a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein. In addition, the Company has attached as exhibits under Item 9.01 of this Current Report on Form 8-K certain communications and other materials exchanged between the Company and Frontier and their advisors, which are incorporated by reference into this Item 7.01.

The information included in this Current Report on Form 8-K under Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains various forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act which are subject to the “safe harbor” created by those sections. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. All statements other than statements of historical facts are “forward-looking statements” for purposes of these provisions. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “predict,” “potential,” and similar expressions intended to identify forward-looking statements. Forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, the impact of the Debtors’ bankruptcy filings, the Company’s ability to refinance, extend or repay its near and intermediate term debt, the Company’s substantial level of indebtedness and interest rates, the potential impact of volatile and rising fuel prices and impairments, the Company’s ability to complete the equity rights offering, the restructuring process and other factors discussed in the Company’s Annual Report on Form 10-K and subsequent quarterly reports on Form 10-Q filed with the SEC and other factors, as described in the Company’s filings with the Securities and Exchange Commission, including the detailed factors discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as supplemented in the Company’s Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2024, June 30, 2024 and September 30, 2024. Furthermore, such forward-looking statements speak only as of the date of this Current Report. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to us, (ii) that we currently deem to be immaterial, or (iii) that could apply to any company, could also materially adversely affect our business, financial condition, or future results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, “Spirit Airlines Proceeds With Standalone Recapitalization; Rejects Most Recent Proposal from Frontier,” dated February 11, 2025
99.2	Email dated February 4, 2025
99.3	Presentation to Spirit Airlines, Inc., dated February 4, 2025
99.4	Email dated February 7, 2025
99.5	Presentation to Frontier Group Holdings, Inc., dated February 7, 2025
99.6	Email dated February 10, 2025
99.7	Presentation to Spirit Airlines, Inc., dated February 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2025	SPIRIT AIRLINES, INC.

	By:	/s/ Thomas Canfield
	Name:	Thomas Canfield
	Title:	Senior Vice President and General Counsel